ENDOWMENTS

INVESTMENTS FOR NONPROFIT INSTITUTIONS

ANNUAL REPORT FOR THE YEAR ENDED JULY 31, 1998

[Capital Research and Management Company(r)]

RESULTS AT A GLANCE (with all distributions reinvested)

                                                               Lipper                      Lehman

                                         Standard &            Growth                      Brothers

                                         Poor's 500            & Income                    Aggregate

                      ENDI               Composite             Fund                        Bond

                                         Index                 Index          BENDI        Index

Total return          +9.1%              +19.3%                +11.2%         0.067        0.079
for the past
fiscal year
August 1, 1997
through
July 31, 1997

Average annual        +15.0              +15.9                 +15.0          +9.7         +9.7/2/
compound return
for the past 23
years/1/


/1/From July 25, 1975, when Capital Research and Management Company became the investment adviser of the funds' assets, through July 31, 1998.

/2/The Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period from July 25, 1975 through December 31, 1975, the Lehman Brothers Government/Corporate Bond Index was used.

The indexes are unmanaged.

GROWTH AND INCOME PORTFOLIO (ENDI)
SEEKS TO PROVIDE LONG-TERM GROWTH OF PRINCIPAL, WITH INCOME AND PRESERVATION OF CAPITAL AS SECONDARY OBJECTIVES, PRIMARILY THROUGH INVESTMENTS IN COMMON STOCKS.

BOND PORTFOLIO (BENDI)
SEEKS TO PROVIDE AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL THROUGH INVESTMENTS IN FIXED-INCOME SECURITIES.

AS PART OF A REORGANIZATION COMPLETED ON JULY 31, 1998, ALL ASSETS AND LIABILITIES OF ENDOWMENTS, INC. (ENDI) WERE ACQUIRED BY GROWTH AND INCOME PORTFOLIO, AND ALL ASSETS AND LIABILITIES OF BOND PORTFOLIO FOR ENDOWMENTS, INC. (BENDI) WERE ACQUIRED BY BOND PORTFOLIO. THE DATA IN THIS REPORT REFLECT PRIMARILY THE OPERATIONS OF THE PREDECESSOR ENTITIES.

Here are the total returns and average annual compound returns with all distributions reinvested for periods ended June 30, 1998 (the most recent calendar quarter):

                                 Average Annual                      Average             Annual

                Total            Compound                            Total               Compound

ENDI            Return           Return             BENDI            Return              Return

Ten Years       +301.16%         +14.90%            Ten Years        1.3777              0.0905

Five Years      +117.41          +16.80             Five Years       +34.63              +6.13

12 Months       +19.75           -                  12 Months        +8.99               -




BENDI's 30-day yield as of August 31, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 5.83%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUNDS. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

DEAR SHAREHOLDER:

At the end of fiscal 1998 - our 23rd year under the stewardship of Capital Research and Management Company - your funds underwent a reorganization and name change that are noted in the box at left and discussed in greater detail in an article starting on page 5. The funds will continue to use the acronyms ENDI and BENDI and pursue the same investment objectives and policies. This letter focuses on their fiscal-year results and the current investment climate.

GROWTH AND INCOME PORTFOLIO (ENDI):

In the final weeks of fiscal 1998 and the early part of the fund's new fiscal year, the stock market dropped roughly 20%, reflecting concern about major economic problems around the world, notably in Russia and Asia. ENDI held its ground relatively well throughout this period. Between July 17 and August 31, the fund's share value went down 12.0% compared to a 19.2% drop recorded by the unmanaged Standard & Poor's 500 Composite Index, a closely watched measure of the U.S. equity market.*

*All percentage gain/loss figures include reinvestment of distributions unless otherwise indicated.

This resistance during declines is a key reason why the fund has done about as well as the S&P 500 over the long term while fluctuating considerably less. Since Capital Research became manager in July 1975, ENDI has generated an average compound return of 15.0% per year, compared with 15.9% for the S&P 500. During this 23-year span, the fund was about 20% less volatile than the index, based on standard deviation, a widely used measure of volatility.

Unlike the S&P 500, which is the equivalent of a fully invested fund, ENDI has as one of its objectives preservation of capital. During a long period prior to the recent selloff, when the market was bubbling upward and attractive valuations were hard to find, the fund maintained a sizable cash reserve. This cautious posture served ENDI well when stock prices fell and is attuned to the needs of our shareholders, who, by and large, are primarily concerned with having a reasonably stable flow of investment income and conservative stewardship of their assets.

Even after taking this into consideration, however, we have to acknowledge that ENDI's results for fiscal 1998 were disappointing relative to our principal benchmark. After enjoying a strong first half - and outpacing the S&P 500 during that period - the fund's total return of 9.1% for the 12 months ended July 31 was slightly less than half of the 19.3% total return recorded by the index.

ENDI was hurt by poor showings among some of its investments in the paper, forest products, metal and energy industries. For example, Georgia-Pacific fell 21.8% in price for the 12 months. Aluminum Company of America was down 21.7%. Atlantic Richfield, the second-largest position in the portfolio, slipped 9.4%. These and other declines among our holdings in those industries can be attributed in large part to a sharp drop in global commodity prices. We remain very optimistic, however, about the longer range prospects for the vast majority of these stocks.

Additionally, a number of ENDI's investments are in relatively small, quality companies. This is a segment of the stock market where we have often pursued investment opportunities, and an area where, in recent years, we have found some of the better values. Unfortunately, it was not an area that was treated kindly by the market in fiscal 1998. In a pattern reminiscent of the early 1970s, the securities of many smaller companies lagged while investor attention remained focused on a handful of large-capitalization stocks that kept soaring in price and valuation and pulling the averages up with them.

ENDI owns shares chiefly in U.S. companies but has the flexibility to invest a small portion of its assets in the securities of firms based outside the United States. On July 31, non-U.S. stocks represented 7% of net assets, about the same as a year ago. Most of these holdings did quite well in fiscal 1998. Nokia, the Finnish telecommunications equipment manufacturer, was the best performer in the portfolio, rising 103.5% for the 12 months. Our largest non-U.S. holding, Glaxo Wellcome, the British pharmaceutical producer, went up 43.1%.

There were some bright spots, too, among our U.S. investments. Two of our telecommunications stocks showed good gains: AT&T rose 64.7% and Ameritech was up 45.9%. Other U.S. holdings that rose in double digits include First Financial Bancorp (+50.1%) and Gannett (+28.8%).

On July 31, equities accounted for 80% of ENDI's net assets, compared with 83% at the start of the fiscal year. Our 10 largest holdings (which are shown on page 9) represented 22% of net assets at fiscal year-end compared with 29% on July 31, 1997.

BOND PORTFOLIO (BENDI):

For the 12 months, BENDI recorded a total return of 6.7%, bringing the return for the 23 years since Capital Research became investment manager to 743.1%, or an average of 9.7% a year compounded. That matches the return generated over the same 23-year span by the unmanaged Lehman Brothers Aggregate Bond Index. During this time, the Consumer Price Index rose at an average annual rate of 4.9%.

In fiscal 1998, BENDI trailed the 7.9% total return recorded by the Lehman Brothers Aggregate Bond Index for two reasons. The first of these relates to the decline in intermediate and long-term interest rates which took place during the year. This decline was largely a response to slow (and in some cases negative) economic growth in Asia and a substantial flow of money from that region into fixed-income markets in the United States, where economic activity remained strong. Because BENDI maintained a conservative investment posture, it did not benefit fully from lower yields and higher bond prices. The fund has avoided commitments to either extremely long or extremely short maturities and has positioned itself to continue pursuing the objective of high current income while potentially benefiting from any further drop in interest rates. We have also tried to position the portfolio so it is not exposed to excessive risk if rates begin to rise. On July 31, the average effective maturity was about nine years, up modestly from eight years on January 31 and six years at the end of fiscal 1997.

The second reason for the lag is that a small portion of the portfolio was somewhat exposed to companies on the periphery of the Asia-Pacific region, notably Hong Kong. We still view these holdings as sound long-term investments. However, their performance during the year was impaired by events in Asia, and this had some impact on the fund's 12-month results.

In the United States, the climate for bond investors remained positive throughout the fiscal year. The economy continued to show a great deal of vigor, but inflation stayed subdued, partly because the deterioration in Asian currencies lowered the price of imports. Consumer demand remained strong, and unemployment edged downward to around four-and-a-half percent of the work force
- low enough to cause concern that wage rates could at some point begin to rise sharply, creating significant inflationary pressure.

In fiscal 1998, we added to BENDI's holdings of U.S. government fixed-income securities. On July 31, total government securities (which include a relatively small number of non-U.S. government obligations) represented 53% of net assets, up from 50% six months ago and 39% at the end of fiscal 1997. Meanwhile, we reduced our position in corporate bonds to 40% of net assets from 43% on January 31 and 47% one year ago. This shift into government securities reflected the availability of better values in that sector of the market as well as concern that many corporate issues were becoming quite expensive. The balance of BENDI's portfolio - nearly 7% of net assets - is held in the form of cash and equivalents.

The reorganization outlined on the next few pages represents a positive step forward for the funds. We welcome any comments or questions you may have and look forward to reporting to you again in another six months.

Cordially,

/s/Robert B. Egleston       /s/Frank L. Ellsworth
Robert B. Egelston          Frank L. Ellsworth
Chairman of the Board       President

September 4, 1998

HOW A $50,000 INVESTMENT HAS GROWN
(Under Capital Research and Management Company's stewardship 7/25/75 - 7/31/98)

GROWTH AND INCOME PORTFOLIO (ENDI)
[begin mountain chart]

                                                                  Consumer

                                                                  Price

                                                                  Index

DATE                     ENDI               S&P 500               (inflation)

7/25/75                  $50,000            $50,000               $50,000

7/31/76                  63,476             60,269                52,675

7/31/77                  67,590             60,145                56,273

7/31/78                  74,525             64,526                60,609

7/31/79                  82,131             70,226                67,435

7/31/80                  96,277             86,842                76,291

7/31/81                  110,942            98,071                84,502

7/31/82                  106,860            84,944                89,945

7/31/83                  166,726            135,430               92,159

7/31/84                  166,157            131,380               96,033

7/31/85                  216,736            173,983               99,446

7/31/86                  272,155            223,417               101,015

7/31/87                  326,885            311,203               104,982

7/31/88                  319,347            274,924               109,317

7/31/89                  393,501            362,553               114,760

7/31/90                  409,739            385,779               120,295

7/31/91                  471,326            434,923               125,646

7/31/92                  545,533            490,602               129,613

7/31/93                  600,349            533,369               133,210

7/31/94                  616,980            560,740               136,900

7/31/95                  731,561            706,843               140,683

7/31/96                  828,238            823,561               144,834

7/31/97                  1,146,270          1,252,663             148,063

7/31/98                  1,250,053          1,493,932 /1/         150,554 /1/


[end mountain chart]

AVERAGE ANNUAL COMPOUND RETURNS/1/
(for periods ended July 31, 1998)
Ten Years      +14.62%
Five Years     +15.80%
12 Months      + 9.05%

$1,493,932/1/
S&P 500

$1,250,053/1/
ENDI

$150,554
Consumer
Price Index
(inflation)

BOND PORTFOLIO (BENDI)
[begin mountain chart]

                                            Lehman                Consumer

                                            Aggregate             Price

                                            Bond                  Index

DATE                     BENDI              Index                 (inflation)

7/25/75                  $50,000            $50,000               $50,000

7/31/76                  56,123             53,140                52,675

7/31/77                  63,169             59,040                56,273

7/31/78                  63,633             60,315                60,609

7/31/79                  68,078             64,340                67,435

7/31/80                  70,604             65,365                76,291

7/31/81                  67,372             62,090                84,502

7/31/82                  79,771             74,845                89,945

7/31/83                  98,881             91,240                92,159

7/31/84                  106,746            99,170                96,033

7/31/85                  128,775            122,885               99,446

7/31/86                  155,776            149,300               101,015

7/31/87                  162,649            156,040               104,982

7/31/88                  176,667            167,850               109,317

7/31/89                  200,841            193,375               114,760

7/31/90                  214,609            207,045               120,295

7/31/91                  237,739            229,205               125,646

7/31/92                  282,164            263,075               129,613

7/31/93                  315,292            289,825               133,210

7/31/94                  310,743            290,095               136,900

7/31/95                  335,522            319,420               140,683

7/31/96                  356,493            337,115               144,834

7/31/97                  395,088            394,235               148,063

7/31/98                  421,544            425,255               150,554


[end mountain chart]

AVERAGE ANNUAL COMPOUND RETURNS/1/
(for periods ended July 31, 1998)
Ten Years      +9.09%
Five Years     +5.98%
12 Months      +6.70%

$425,255/1,3/
Lehman
Brothers
Aggregate
Bond Index

$421,544/1/
BENDI

$150,554
Consumer
Price Index
(inflation)

/1/With dividends and capital gains reinvested.

/2/The share value dipped below the $50,000 mark briefly in fiscal 1975 and 1976.

/3/Lehman Brothers Aggregate Bond Index did not exist until 12/31/75. For the period from 7/31/75 to 12/31/75, the Lehman Brothers
Government/Corporate Bond Index was used.

Sales charges do not apply to either fund.

Past results are not predictive of future results.

A PRIMER ON ENDOWMENTS AND ITS ADVISER

Endowments, consisting of the Growth and Income Portfolio and the Bond Portfolio, represents the continuation of two well-established funds with solid track records of investment success - Endowments, Inc. (ENDI) and Bond Portfolio for Endowments, Inc. (BENDI). Both of those funds have helped the trustees of nonprofit organizations meet their fiduciary responsibilities for nearly a quarter of a century. Both have been managed with a strict discipline that limits the risks investors are obliged to take.

Endowments, as the new entity is called, is structured to enable it to serve the existing ENDI and BENDI shareholder base as well as a wider constituency. Along with 501(c)(3) tax-exempt organizations, the Growth and Income Portfolio and Bond Portfolio can accept as investors charitable remainder trusts (CRTs) and certain other types of trusts and annuities that are becoming increasingly important in helping build nonprofit endowments through planned giving.

The reorganization involved the acquisition by the Growth and Income Portfolio of all assets and liabilities of Endowments, Inc. and the acquisition by the Bond Portfolio of all assets and liabilities of Bond Portfolio for Endowments, Inc. The transaction was approved at a special meeting of shareholders held on July 21 and completed on July 31. It involves the formation of a Delaware business trust and allows Endowments to take advantage of certain administrative efficiencies.

[Begin Pull Quote]
Along with 501(c)(3) tax-exempt organizations, these funds can accept as investors charitable remainder trusts (CRTs) and certain other types of trusts and annuities.
[End Pull Quote]

A DIFFICULT ENVIRONMENT

Nonprofit organizations operate in an increasingly challenging environment. They are confronted by an array of concerns, including higher expenses and the requirements of many foundations to show a budget surplus. The pressure to increase endowment assets is stretching fundraising budgets to cover both short- and long-term program and operating needs. Today, nonprofits typically find themselves running a tight ship, scrambling to finance their activities through a variety of means, and relying on invested assets to generate operating income. This reliance comes at a time when interest rates on savings are low and valuations for many stocks are still at very high levels.

Given this difficult environment, three basic requirements apply when a nonprofit develops its investment policy:

* preserving capital;

* growing its assets and outpacing inflation; and

* providing a stream of income that is reliable and rises over time.

While all three deserve careful consideration, the emphasis is bound to vary. Some nonprofits, for example, will place greater importance on conserving the value of assets, while others prefer to emphasize a rising flow of income. A set of priorities has to be established by each organization based on its spending policy and its tolerance for risk.

TWO DIVERSIFIED PORTFOLIOS

After those priorities are defined, Endowments can become a valuable tool for meeting a nonprofit's goals. In tailoring an investment program that matches up well with its spending plans and risk tolerance, many organizations use a combination of the Growth and Income and Bond portfolios, and two money market funds that are available: The Cash Management Trust of America (CMTA) and The U.S. Treasury Money Fund of America (CTRS). CMTA provides income on cash reserves by investing in high-quality money market instruments such as commercial paper and government agency securities, while CTRS concentrates on U.S. Treasury securities maturing in one year or less.

The diversified Growth and Income Portfolio holds primarily the common stocks of U.S. corporations and can invest up to 10% of assets in the securities of companies based outside the United States. This portfolio aims for asset appreciation and a satisfactory total return, while paying close attention to preservation of capital. From July 1975 through July 1998, the fund captured 94% of the S&P 500's annualized return, but with considerably less volatility. In a study of results covering the past 10 calendar years, ENDI placed in the top 3% among 660 equity mutual funds measured on the basis of consistency of returns and the relative lack of volatility/+/

/+/This study, conducted by Modigliani-Modigliani for Morgan Stanley Dean Witter, assigned a risk-adjusted return of 18.3% to Endowments, Inc., the predecessor to Growth and Income Portfolio, for the 10 years ended December 31, 1997 vs. 17.9% for the S&P 500. Risk is defined in the study as total volatility or inconsistency of returns.

The Bond Portfolio holds primarily U.S. government and high-grade corporate securities. It too is broadly diversified, managed prudently, and aims to provide as much current income as possible consistent with the objective of maintaining the value of your principal. Over its 23-year lifetime, BENDI kept pace with its principal benchmark, the Lehman Brothers Aggregate Bond Index, and stayed well ahead of inflation while producing more income than certificates of deposit. Unlike the fund, CDs are federally insured and pay guaranteed fixed rates of interest for specific periods. However, they offer no opportunity for growth of principal and their returns are reset after each period based on prevailing short-term interest rates, which can fluctuate substantially.

TIME-TESTED MANAGEMENT

The professionals who manage the Growth and Income Portfolio and the Bond Portfolio have done so through many types of market conditions. Their average tenure with the funds' adviser or its affiliates is 22 years.

The adviser, Capital Research and Management Company, is one of the world's largest and oldest investment managers, with roots dating back to 1931. Capital Research manages more than $225 billion in assets, chiefly for the 28 funds in The American Funds Group(r). It employs a value-oriented approach, focusing on securities that the adviser believes have unusually favorable prospects relative to their market price.

[Begin Pull Quote]
Today, nonprofits typically find themselves running a tight ship, scrambling to finance their activities through a variety of means, and relying on invested assets to generate operating income.
[End Pull Quote]

[Begin Pull Quote]
Endowments provides shareholders with seasoned management, supported by an elaborate research operation, at a very reasonable price.
[End Pull Quote]

In determining which stocks and bonds to buy and sell, our portfolio counselors draw on the resources of a research operation that is among the most extensive in the industry. Capital Research employs more than 100 analysts and other investment professionals, who travel millions of miles each year visiting corporate executives, industry specialists, economists and government officials to gather information on which investment decisions are made. Last year, nearly 7,500 such visits were made all over the world. This massive effort costs Capital Research more than $55 million annually and gives the funds it manages
- including the Growth and Income Portfolio and the Bond Portfolio - an important competitive edge.

LOW EXPENSES AND OTHER BENEFITS

Endowments provides shareholders with seasoned management, supported by an elaborate research operation, at a very reasonable price. There are no sales or redemption charges. Expenses are low and limited to 0.75% ($7.50 per $1,000 invested). The average expense ratios for growth and income funds and for bond funds are in excess of 1.00%, according to figures compiled in June by CDA/Wiesenberger.

Another benefit of investing in Endowments is its subaccounting feature. Shareholders are permitted to maintain multiple accounts to help segregate specific funds for specific purposes. They receive account statements for all transactions and confirmation of account values for auditors. Additionally, Endowments' account balances are included in the aggregate total required to reduce or eliminate sales charges on investments in The American Funds Group.

GROWTH AND INCOME PORTFOLIO
INVESTMENT PORTFOLIO, JULY 31, 1998

                                                                 Shares or                   Percent
                                                                 Principal         Market     Of Net
EQUITY SECURITIES                                                   Amount          Value     Assets
(common and preferred stocks and convertible debentures)            ------         ------     ------
-----------------------------------------------------
ENERGY
Energy Sources - 6.90%
Amoco Corp.                                                          10,000       $417,500     0.97%
Atlantic Richfield Co.                                               17,000      1,151,750       2.67
Kerr-McGee Corp.                                                      5,000        256,563        .59
Texaco Inc.                                                           6,000        364,875        .85
Ultramar Diamond Shamrock Corp.                                      30,000        785,624       1.82
Utilities: Electric & Gas-8.14%
Ameren Corp.                                                         10,000        378,125        .88
DPL Inc.                                                             37,500        639,844       1.48
GPU Inc.                                                             20,000        715,000       1.66
K N Energy, Inc.                                                     12,000        593,250       1.38
Southern Electric PLC (United Kingdom)                               60,000        545,615       1.26
Williams Companies, Inc.                                             20,000        641,250       1.48
                                                                                   ------     ------
                                                                                 6,489,396      15.04
                                                                                   ------     ------
MATERIALS
Chemicals-7.09%
Dow Chemical Co.                                                      4,000        363,000        .84
International Flavors & Fragrances Inc.                              15,000        630,000       1.46
Morton International, Inc.                                           30,000        725,625       1.68
Praxair, Inc.                                                        15,000        738,750       1.71
Witco Corp.                                                          25,000        603,125       1.40
Forest Products & Paper-2.62%
Georgia-Pacific Corp., Georgia-Pacific Group                          5,000        256,875        .60
Georgia-Pacific Corp., Timber Group                                   5,000        112,188        .26
Union Camp Corp.                                                     12,000        509,250       1.18
Weyerhaeuser Co.                                                      6,000        252,000        .58
Metals: Nonferrous-1.12%
Aluminum Co. of America                                               7,000        485,188       1.12
Metals: Steel-1.40%
Allegheny Teledyne Inc.                                              30,000        599,999       1.40
                                                                                   ------     ------
                                                                                 5,276,000      12.23
                                                                                   ------     ------
CAPITAL EQUIPMENT
Data Processing & Reproduction-0.64%
Hewlett-Packard Co.                                                   5,000        277,500        .64
Electrical & Electronics-1.01%
Nokia Corp., Class A (ADR)(Finland)                                   5,000        435,625       1.01
Electronic Components-1.81%
Corning Inc.                                                         25,400        779,463       1.81
Energy Equipment-0.70%
Schlumberger Ltd.                                                     5,000        302,813        .70
Industrial Components-2.72%
Eaton Corp.                                                          10,000        652,500       1.51
Genuine Parts Co.                                                    15,000        520,313       1.21
Machinery & Engineering-0.79%
Caterpillar Inc.                                                      7,000        339,499        .79
                                                                                   ------     ------
                                                                                 3,307,713       7.67
                                                                                   ------     ------
CONSUMER GOODS
Automobiles-1.37%
Chrysler Corp.                                                       10,000        591,875       1.37
Beverages & Tobacco-3.39%
Anheuser-Busch Companies, Inc.                                       10,000        516,875       1.19
Imperial Tobacco Ltd. (United Kingdom)                               60,000        506,922       1.18
Philip Morris Companies Inc.                                         10,000        438,125       1.02
Food & Household Products-1.44%
General Mills, Inc.                                                  10,000        619,375       1.44
Health & Personal Care-6.96%
Avon Products, Inc.                                                   5,000        432,500       1.00
Glaxo Wellcome PLC (ADR)(United Kingdom)                             15,000        912,188       2.11
Kimberly-Clark Corp.                                                 15,000        674,063       1.56
Merck & Co., Inc.                                                     8,000        986,499       2.29
                                                                                   ------     ------
                                                                                 5,678,422      13.16
                                                                                   ------     ------
SERVICES
Broadcasting & Publishing-3.00%
Gannett Co., Inc.                                                     8,000        511,500       1.19
Houston Industries Inc. 7.00% Automatic Common Exchange
 Securities convertible preferred 2000(1)                            10,000        782,500       1.81
Business & Public Services-4.54%
Avery Dennison Corp.                                                 10,000        575,625       1.33
Browning-Ferris Industries, Inc.                                     10,000        351,875        .82
Cendant Corp. 3.00% convertible debentures 2002(2)                 $800,000        749,000       1.74
Electronic Data Systems Corp.                                         8,000        281,500        .65
Merchandising-2.17%
American Stores Co.                                                  15,000        347,813        .81
J.C. Penney Co., Inc.                                                10,000        586,875       1.36
Telecommunications-2.41%
Ameritech Corp.                                                      15,000        737,813       1.71
AT&T Corp.                                                            5,000        303,125        .70
Transportation: Rail & Road-1.38%
Norfolk Southern Corp.                                               20,000        597,499       1.38
                                                                                   ------     ------
                                                                                 5,825,125      13.50
                                                                                   ------     ------
FINANCE
Banking-8.64%
Bank of Tokyo-Mitsubishi, Ltd. (ADR)(Japan)                          25,000        250,000        .58
First Financial Bancorp.                                             12,200        330,925        .77
Fulton Financial Corp.                                               50,962      1,239,014       2.87
Huntington Bancshares Inc.                                           27,709        838,197       1.94
Wells Fargo & Co.                                                     3,000      1,067,625       2.48
Insurance-4.52%
Aetna Inc.                                                            5,000        346,563        .80
General Re Corp.                                                      2,000        474,000       1.10
Royal & Sun Alliance Insurance Group PLC (United Kingdom)            40,000        434,925       1.01
Trenwick Group Inc.                                                  20,000        694,999       1.61
Real Estate-4.88%
Apartment Investment and Management Co., Class A                     10,000        380,000        .88
Archstone Communities Trust (formerly Security Capital Pacific       34,285        719,985       1.67
Boston Properties, Inc.                                              10,000        323,125        .75
CCA Prison Realty Trust                                              15,000        323,438        .75
Spieker Properties, Inc.                                             10,000        359,374        .83
                                                                                   ------     ------
                                                                                 7,782,170      18.04
                                                                                   ------     ------

MISCELLANEOUS
 Other equity securities in initial period of acquisition                          201,413        .47
                                                                                   ------     ------

TOTAL EQUITY  SECURITIES (cost: $35,085,140)                                    34,560,239      80.11
                                                                                   ------     ------



SHORT-TERM SECURITIES
Corporate Short-Term Notes-16.19%
A.I. Credit Corp.  5.49% due 8/13/98                                $1,000        998,018        2.31
Abbott Laboratories  5.49% due 9/1/98                                1,000        995,120        2.31
Bell Atlantic Financial Services, Inc. 5.50% due 8/6/98                900        899,175        2.08
Emerson Electric Co. 5.51% due 8/6/98                                  600        599,449        1.39
Lucent Technologies Inc. 5.52% due 9/11/98                           1,000        993,560        2.30
Pitney Bowes Credit Corp. 5.50% due 8/7/98                           1,000        998,931        2.32
St. Paul Companies., Inc. 5.55% due 8/7/98                             500        499,460        1.16
Xerox Corp. 5.48% due 8/6/98                                         1,000        999,086        2.32
                                                                                   ------     ------
                                                                                6,982,799       16.19
                                                                                   ------     ------

Federal Agency Discount Notes-2.19%
Freddie Mac 5.46% due 9/4/98                                           950        944,957        2.19
                                                                                   ------     ------
TOTAL SHORT-TERM SECURITIES (cost: $7,927,756)                                  7,927,756       18.38
                                                                                   ------     ------
TOTAL INVESTMENT SECURITIES (cost: $43,012,896)                                42,487,995       98.49
Excess of cash and receivables over payables                                      652,905        1.51
                                                                                   ------     ------
NET ASSETS                                                                     43,140,900      100.00
                                                                                   ======     ======

(1)Security is convertible into Time Warner shares.
(2)Purchased in a private placement transaction;
   resale may be limited to qualified institutional buyers;
   resale to the public may require registration.

ADR = American Depositary Receipts

See Notes to Financial Statements


Growth and Income Portfolio
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
at July 31, 1998
Assets:
Investment securities at market
 (cost: $43,012,896)                                                      $42,487,995
Cash                                                                          603,738
Receivables for-
 Sales of fund's shares                                        22,500
 Dividends and accrued interest                                77,576
 Reimbursement of expenses from
  investment adviser                                           24,279         124,355
                                                              -------         -------
                                                                           43,216,088
Liabilities:
Payables for -
 Purchases of investments                                      20,903
 Accrued expenses                                              54,285          75,188
                                                              -------         -------
Net Assets at July 31, 1998 -
 Equivalent to $12.09 per share on
 3,569,108 shares of beneficial interest
 issued and outstanding; unlimited
 shares authorized                                                        $43,140,900
                                                                             ========


Statement of Operations
for the year ended July 31, 1998
Investment Income:
Income:
 Dividends                                               $  1,053,909
 Interest                                                     557,735      $1,611,644
                                                              -------
Expenses:
 Management services fee                                      235,598
 Reports to shareholders                                       24,900
 Registration statement and prospectus                         23,816
 Auditing fees                                                 31,000
 Legal fees                                                    42,295
 Custodian fee                                                    874
 Taxes other than federal income tax                           29,862
 Other expenses                                                28,093
                                                              -------
  Total expenses before reimbursement                         416,439
 Reimbursement of expenses                                     63,974         352,464
                                                              -------         -------
 Net investment income                                                      1,259,180
                                                                              -------
Realized Gain and Change in Unrealized
 Appreciation (Depreciation)
 on Investments:

Net realized gain                                                          13,791,367
Net change in unrealized appreciation
   (depreciation) on investments                                          (10,940,194)
                                                                              -------
 Net realized gain and change in unrealized
  appreciation (depreciation)                                               2,851,173
  on investments                                                              -------

Net Increase in Net Assets Resulting
 from Operations                                                          $ 4,110,353
                                                                             ========

Statement of Changes in Net Assets

                                                           Year ended
                                                                 1998            1997
Operations:
Net investment income                                  $    1,259,180  $    1,504,304
Net realized gain on investments                           13,791,367      14,485,532
Net unrealized (depreciation) appreciation
 on investments                                           (10,940,194)      1,781,952
                                                              -------         -------
 Net increase in net assets resulting
  from operations                                           4,110,353      17,771,788
                                                              -------         -------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                       (1,382,106)     (1,543,830)
Distributions from net realized
 gain on investments                                      (26,584,691)     (6,480,136)
                                                              -------         -------
 Total dividends and distributions                        (27,966,797)     (8,023,966)
                                                              -------         -------
Capital Share Transactions:
Proceeds from shares sold:
 180,191 and 198,622
 shares, respectively                                       3,165,176       3,944,263
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 1,930,591 and 396,508 shares,
 respectively                                              27,173,082       7,514,541
Cost of shares repurchased:
 647,743 and 1,675,374
 shares,  respectively                                    (11,068,403)    (32,784,034)
                                                              -------         -------
 Net increase (decrease) in net assets
  resulting from capital share transactions                19,269,855     (21,325,230)
                                                              -------         -------
Total Decrease in Net Assets                               (4,586,589)    (11,577,408)
Net Assets:
Beginning of year                                          47,727,489      59,304,897
                                                              -------         -------
End of year (including undistributed
 net investment income:  $0 and
 $118,014, respectively)                                  $43,140,900    $ 47,727,489
                                                             ========        ========
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. On July 21, 1998 the shareholders of Endowments, Inc. (the "predecessor") approved an Agreement and Plan of Reorganization providing for the transfer, on July 31, 1998, of all its assets and liabilities in exchange for the issuance of shares in Growth and Income Portfolio (the "fund"), a series of Endowments, an open-end, diversified management investment company registered under the Investment Company Act of 1940, in a tax-free reorganization. In accordance with generally accepted accounting principles, the statement of operations, the statement of changes in net assets and the per-share data and ratios presented herein include those of the predecessor immediately prior to the reorganization. The investment portfolio includes securities held by the fund immediately following the reorganization. Because the fund acquired all the assets and liabilities and adopted the same accounting policies of the predecessor, the notes to financial statements relate to both the fund and its predecessor.

 The fund seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day.

 Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of July 31, 1998, net unrealized depreciation on investments for book and federal income tax purposes aggregated $524,901 of which $49,993 related to appreciated securities and $574,894 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1998. The cost of portfolio securities for book and federal income tax purposes was $43,012,896 at July 31, 1998.

3. The fee of $235,598 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the predecessor were affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provided for a fee reduction to the extent annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets and 1.00% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. As of July 31, 1998, no such fee reduction was required.

  In addition, CRMC voluntarily agreed to waive its management services fees to the extent necessary to ensure that the predecessor's annual ordinary operating expenses did not exceed 0.75% of average net assets. Fee reductions were $63,974 for the year ended July 31, 1998. Following the reorganization, this voluntary fee reduction was incorporated into the terms of the Investment Advisory and Service Agreement.

  No fees are paid by the fund to its officers and Trustees.

4. As of July 31, 1998, there was no accumulated undistributed net realized gain on investments and paid-in capital was $43,683,871.

  The predecessor made purchases and sales of investment securities, excluding short-term securities, of $18,089,204 and $26,110,590, respectively, during the year ended July 31, 1998.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $874 was paid by these credits rather than in cash.

PER-SHARE DATA AND RATIOS
                                                                          Year Ended     July 31
                                                                 ------       ------      ------     ------     ------
                                                                   1998         1997        1996       1995       1994
                                                                 ------       ------      ------     ------     ------
Net Asset Value, Beginning of Year                               $22.66       $18.61      $18.06     $17.18     $18.43
                                                                 ------       ------      ------     ------     ------
 Income from Investment Operations:
  Net investment income                                             .51          .56         .58        .63        .65
  Net realized and unrealized
   gain (loss) on investments                                      1.16         6.04        1.73       2.21       (.16)
                                                                 ------       ------      ------     ------     ------
   Total income from investment operations                         1.67         6.60        2.31       2.84        .49
                                                                 ------       ------      ------     ------     ------
 Less Distributions:
  Dividends from net investment income                             (.57)        (.55)       (.61)      (.61)      (.66)
  Distributions from net realized gains                          (11.67)       (2.00)      (1.15)     (1.35)     (1.08)
                                                                 ------       ------      ------     ------     ------
   Total distributions                                           (12.24)       (2.55)      (1.76)     (1.96)     (1.74)
                                                                 ------       ------      ------     ------     ------
Net Asset Value, End of Year                                     $12.09       $22.66      $18.61     $18.06     $17.18
                                                                 ======       ======      ======     ======     ======
Total Return                                                       9.05%       38.40%      13.22%     18.57%      2.77%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                            $43          $48         $59        $57        $53
 Ratio of expenses to average net assets                      0.75% (1)          .74%        .72%       .73%       .73%
 Ratio of net income to average net assets                         2.69%        2.73%       3.12%      3.70%      3.78%
 Portfolio turnover rate                                          48.59%       50.69%      38.73%     24.04%     25.58%

(1) Had CRMC not waived management services fees, the fund's expense ratio would have been 0.89%
  for the fiscal year ended 1998.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Endowments and Shareholders of Growth and Income Portfolio:

    We have audited the accompanying statement of assets and liabilities of Endowments, Growth and Income Portfolio (the "fund"), including the investment portfolio, as of July 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for the each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Endowments, Growth and Income Portfolio at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
August 28, 1998

Published Report Name                                                      Mkt Val

BOND PORTFOLIO
INVESTMENT PORTFOLIO, JULY 31, 1998                             Shares or
                                                                 Principal              Percent
                                                                    Amount       Market  of Net
BONDS, NOTES & PREFERRED STOCKS                                      (000)        Value  Assets
Industrials - 12.80%
Bell Atlantic Financial Services, Inc. 5.75% convertible debentu     $ 160    $ 165,600    .57%
Columbia/HCA Healthcare Corp. 8.85% 2007                                125     133,358      .46
Comcast Cable Communications, Inc.:                                     250     278,673
 8.375% 2007                                                            250     298,980     1.99
 8.875% 2017
Hutchison Whampoa Finance (CI) Ltd., Series D, 6.988% 2037 (1)          300     256,542      .88
Hyundai Semiconductor America, Inc. 8.625% 2007 (1)                     450     351,000     1.21
Inco Ltd.:
 9.875% 2019                                                            300     316,620
 9.60% 2022                                                             700     780,136     3.77
Petrozuata Finance, Inc., Series A, 7.63% 2009(1)                       250     250,433      .86
Scotia Pacific Company LLC, Timber Collateralized Notes:
 Class A-1, 6.55% 2028(1)                                               250     248,480
 Class A-2, 7.11% 2028(1)                                               250     246,203     1.70
Wharf International Finance Ltd., Series A, 7.625% 2007                 500     396,938     1.36
                                                                               --------  --------
                                                                              3,722,963    12.80
                                                                               --------  --------
Electric Utilities - 0.59%
Israel Electric Corp. Ltd. 7.75% 2027(1)                                175     170,573      .59
                                                                               --------  --------
Multi-Industry - 0.63%
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual
 capital securities(1)                                          10,000 shar     184,600      .63
                                                                               --------  --------
Transportation - 9.69%
Airplanes Pass Through Trust, Series 1, Class C, 8.15%  2019 (2)     $ 993    1,044,426     3.59
Canadian National Railway Company 6.45% 2036 (3)                        250     250,558      .86
Jet Equipment Trust, Series 1994-A, 11.79% 2013(1)                      750   1,029,098     3.54
USAir, Inc., Enhanced Equipment Notes, Class B, 7.50% 2009 (2)          470     494,247     1.70
                                                                               --------  --------
                                                                              2,818,329     9.69
                                                                               --------  --------
Financial - 10.31%
AT&T Capital Corp. 6.60% 2005                                           500     502,180     1.73
Barnett Capital I 8.06% 2026                                            500     543,760     1.87
BNP U.S. Funding LLC, Series A, 7.738% 2049 (1)(3)                      500     497,790     1.71
Household Finance Corp. 6.40% 2008                                      250     248,883      .86
IBJ Preferred Capital Company LLC noncumulative preferred securities,
 Series A, 8.79% (1)                                                    250     231,915      .80
MBNA Corp., MBNA Capital A, Series A, 8.278% 2026                       300     313,731     1.08
NB Capital Corp., 8.35% exchangeable depositary shares          10,000 shar     258,400      .89
SB Treasury Company LLC noncumulative preferred securities,
 Series A, 9.40% (1)                                                 $ 125      125,373      .43
Washington Mutual Capital I Subordinated Capital Income Securities,
 8.375% 2027                                                            250     274,974      .94
                                                                               --------  --------
                                                                              2,997,006    10.31
                                                                               --------  --------
Real Estate - 3.03%
Irvine Co. 7.46% 2006 (1)(4)                                            500     510,125     1.75
ProLogis Trust 7.05% 2006                                               125     125,390      .43
SocGen Real Estate Co. LLC, Series A, 7.64% 2049(1)                     250     246,568      .85
                                                                               --------  --------
                                                                                882,083     3.03
                                                                               --------  --------
Collateralized Mortgage/Asset-Backed Obligations (2)- 3.36%
Asset-Backed Securities Investment Trust, Series 1997-D, 6.79% 2        250     250,390      .86
Merrill Lynch Mortgage Investors, Inc.,
 Seller Manufactured Housing Contract, Series 1995-C2,
  Class A-1, 7.0875% 2021 (3)                                           255     260,563      .90
Nomura Asset Securities Corp., Series 1998-D6, Class A-A1, 6.28%        244     246,325      .85
Structured Asset Securities Corp., Series 1996-CFL,
 Class A2A, 7.75% 2028                                                  217     218,356      .75
                                                                               --------  --------
                                                                                975,634     3.36
Governments (excluding U.S. Government) &                                      --------  --------
Governmental Authorities - 3.85%
Quebec (Province of) 13.25% 2014                                      1,000   1,118,630     3.85
                                                                               --------  --------
Federal Agency Obligations - Mortgage Pass-Throughs (2)- 10.79%
Fannie Mae:
 9.00% 2020                                                             197     209,280
 6.167% 2033 (3)                                                        416     418,298     2.16
Freddie Mac:
 8.75% 2008                                                              94      98,292
 12.50% 2019                                                             42      48,245      .86
 9.00% 2020                                                              97     103,296
Government National Mortgage Assn.:
 8.50% 2008                                                             278     295,630
 10.00% 2019                                                            298     327,485
 6.875% 2024 (3)                                                        555     563,579     7.77
 7.375% 2024 (3)                                                        517     525,374
 7.50% 2024                                                             531     546,883
                                                                               --------  --------
                                                                              3,136,362    10.79
U.S. Treasury Obligations - 38.50%                                             --------  --------
 9.25% August 1998                                                    1,000   1,000,939
 11.625% November 2002                                                  775     950,948
 7.25% May 2004                                                       1,000   1,082,660
 11.625% November 2004                                                1,250   1,644,525    38.50
 9.125% May 2009                                                        500     583,595
 10.375% November 2012                                                2,000   2,660,620
 8.875% August 2017                                                   2,425   3,275,642
                                                                               --------  --------
                                                                             11,198,929    38.50
                                                                               --------  --------
TOTAL BONDS, NOTES & PREFERRED STOCKS (cost: $27,232,852)                  $ 27,205,108.   93.55
                                                                               --------  --------



TOTAL INVESTMENT SECURITIES (cost: $27,232,852)                              27,205,109    93.55
Excess of cash and receivables over payables                                  1,874,293     6.45
                                                                               --------  --------
NET ASSETS                                                                 $ 29,079,402.100.00%
                                                                             ========== =======



(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(3) Coupon rate may change periodically.
(4) Valued under procedures established
 by the Board of Trustees.


See Notes to Financial Statements


Bond Portfolio
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
at July 31, 1998
Assets:
Investment securities at market
 (cost: $27,232,852)                                            $27,205,109
Cash                                                              1,434,347
Receivables for-
 Sales of investments                                 $  1,651
 Accrued interest                                      484,566
 Reimbursement of expenses
  from investment adviser                               31,961      518,178
                                                      --------     --------
                                                                 29,157,634
Liabilities:
Payables for-
 Repurchases of fund's shares                           22,500
 Accrued expenses                                       55,732       78,232
                                                      --------     --------
Net Assets at July 31, 1998-
 Equivalent to $16.93 per share on
 1,717,266 shares of beneficial interest
 issued and outstanding; unlimited
 shares authorized                                              $29,079,402
                                                                ===========
Statement of Operations
for the year ended July 31, 1998
Investment Income:
Income:
 Dividends                                          $   21,794
 Interest                                            2,332,507  $ 2,354,301
                                                      --------
Expenses:
 Management services fee                           $   154,762
 Reports to shareholders                                25,208
 Registration statement and prospectus                  25,322
 Auditing fees                                          33,250
 Legal fees                                             42,131
 Custodian fee                                             151
 Taxes other than federal income tax                    25,048
 Other expenses                                         28,015
                                                      --------
  Total expenses before reimbursement                  333,887
 Reimbursement of expenses                             102,579      231,308
                                                      --------     --------
 Net investment income                                            2,122,993
                                                                   --------
Realized Gain and Change in Unrealized
 Appreciation (Depreciation)
 on Investments:
Net realized gain                                                   543,139
Net change in unrealized appreciation
 (depreciation) on investments:
 Beginning of year                                     625,522
 End of year                                           (27,743)
                                                      --------
  Net change in unrealized appreciation
   (depreciation) on investments                                   (653,265)
                                                                   --------
 Net realized gain and change in unrealized
  appreciation (depreciation)                                      (110,126)
  on investments
                                                                   --------
Net Increase in Net Assets Resulting
 from Operations                                               $   2,012,867
                                                                ===========
Statement of Changes in Net Assets

                                                    Year ended      July 31
                                                          1998         1997
Operations:
Net investment income                              $ 2,122,993  $ 2,508,147
Net realized gain (loss) on investments                543,139     (216,967)
Net unrealized appreciation (depreciation) on
 investments                                          (653,265)   1,356,940
                                                      --------     --------
 Net increase in net assets resulting
  from operations                                    2,012,867    3,648,120
                                                      --------     --------
Dividends Paid to
 Shareholders:
Dividends from net investment income                (2,405,442)  (2,533,400)
                                                      --------     --------
Capital Share Transactions:
Proceeds from shares sold:
 129,544 and 187,635
 shares, respectively                                2,202,671    3,152,584
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 57,517 and 65,746 shares,
 respectively                                          968,653    1,089,420
Cost of shares repurchased:
 393,839 and 822,286
 shares, respectively                               (6,732,042) (13,772,096)
                                                      --------     --------
 Net decrease in net assets resulting
  from capital share transactions                   (3,560,718)  (9,530,092)
                                                      --------     --------
Total Decrease in Net Assets                        (3,953,293)  (8,415,372)
Net Assets:
Beginning of year                                   33,032,695   41,448,067
                                                      --------     --------
End of year (including undistributed
 net investment income:  $0 and
 $274,340, respectively)                           $29,079,402  $33,032,695
                                                     =========  ===========

See Notes to Financial Statements

Notes to Financial Statements

1. On July 21, 1998 the shareholders of Bond Portfolio for Endowments, Inc. (the "predecessor") approved an Agreement and Plan of Reorganization providing for the transfer, on July 31, 1998, of all its assets and liabilities in exchange for the issuance of shares in Bond Portfolio (the "fund"), a series of Endowments, an open-end, diversified management investment company registered under the Investment Company Act of 1940, in a tax-free reorganization. In accordance with generally accepted accounting principles, the statement of operations, the statement of changes in net assets and the per-share data and ratios presented herein include those of the predecessor immediately prior to the reorganization. The investment portfolio includes securities held by the fund immediately following the reorganization. Because the fund acquired all the assets and liabilities and adopted the same accounting policies of the predecessor, the notes to financial statements relate to both the fund and its predecessor.

The fund seeks to provide as high a level of current income as is consistent with preservation of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

   Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market.

Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The fund does not amortize premiums on securities purchased. Distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

   As of July 31, 1998, net unrealized depreciation on investments for book and federal income tax purposes aggregated $27,743 of which $7,236 related to appreciated securities and $34,979 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1998. The cost of portfolio securities for book and federal income tax purposes was $27,232,852 at July 31, 1998.

3. The fee of $154,762 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the predecessor were affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of .50% of the first $150 million of average net assets and .40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provided for a fee reduction to the extent annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets and 1.00% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses.

   In addition, CRMC voluntarily agreed to waive its management services fees to the extent necessary to ensure that the predecessor's annual ordinary operating expenses did not exceed 0.75% of average net assets. Fee reductions were $102,579 for the year ended July 31, 1998. Following the reorganization, this voluntary fee reduction was incorporated into the terms of the Investment Advisory and Service Agreement.

 No fees are paid by the fund to its officers and Trustees.

4. As of July 31, 1998, accumulated net realized loss on investments was $316 and paid-in capital was $29,115,570.

   The predecessor made purchases and sales of investment securities, excluding short-term securities, of $14,161,693 and $15,734,147, respectively, during the year ended July 31, 1998.

   Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $151 was paid by these credits rather than in cash.


PER-SHARE DATA AND RATIOS
                                                          Year Ended   July 31
                                                            -------    -------   -------   -------  -------
                                                               1998       1997      1996      1995     1994
Net Asset Value, Beginning of Year                             17.17      16.63     16.82     16.86    19.66
                                                            -------    -------   -------   -------  -------
 Income from Investment Operations:
  Net investment income                                        1.19       1.21      1.22      1.26     1.32
  Net realized and unrealized
   gain (loss) on investments                                  (.09)       .52      (.19)      .01    (1.51)
                                                            -------    -------   -------   -------  -------
   Total income (loss) from investment
    operations                                                 1.10       1.73      1.03      1.27     (.19)
                                                            -------    -------   -------   -------  -------
 Less Distributions:
  Dividends from net investment income                        (1.34)     (1.19)    (1.22)    (1.24)   (1.35)
  Distributions from net realized gains                           -          -         -      (.07)   (1.26)
                                                            -------    -------   -------   -------  -------
   Total distributions                                        (1.34)     (1.19)    (1.22)    (1.31)   (2.61)
                                                            -------    -------   -------   -------  -------
Net Asset Value, End of Year                                   16.93      17.17     16.63     16.82    16.86
                                                            =======    =======   =======   =======  =======
Total Return                                                   6.70%  10.83%      6.25%       7.97%  (1.44)%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                        $29        $33       $41       $44      $46
 Ratio of expenses to average net assets                   .75% (1)    .75%(1)   .75%(1)       .76%     .77%
 Ratio of net income to average net assets                     6.87%   7.04%      7.17%       7.52%    6.99%
 Portfolio turnover rate                                      50.40%  22.18%     54.43%      69.22%   82.12%

(1) Had CRMC not waived management services fees, the fund's expense ratio would have been 1.08%, 0.85%, and 0.80%
  for the fiscal years ended 1998, 1997, and 1996, respectively.


INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Endowments and Shareholders of Bond Portfolio:

  We have audited the accompanying statement of assets and liabilities of Endowments, Bond Portfolio (the "fund"), including the investment portfolio, as of July 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Endowments, Bond Portfolio at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
August 28, 1998


ENDOWMENTS, INC.
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS HELD JULY 21, 1998

Shares Outstanding on June 17, 1998 (record date)    2,731,047
Shares Voting on July 21, 1998                       1,823,621 (67%)

                             Votes For       Votes            Abstentions
                                             Against



                             Number          Percent          Number        Percent        Number       Percent

                             of              of Shares        of            of Shares      of           of Shares

                             Shares          Voting           Shares        Voting         Shares       Voting

Elimination or               1,634,525       89.7%            48,268        2.7%           140,828      7.7%
Revision of Certain          or more         or more          or less       or less
Fundamental Investment
Restrictions /1,2/

Amendment to the             1,635,673       89.7%            47,120        2.6%           140,828      7.7%
Fund's Incorporation
to Specify What
Approvals Are Required
to Participate in a
Reorganization

Approval of An               1,635,673       89.7%            47,120        2.6%           140,828      7.7%
Agreement and Plan of
Reorganization/3/


BOND PORTFOLIO FOR ENDOWMENTS, INC.
Results of Special Meeting of Shareholders Held July 21, 1998

Shares Outstanding on June 17, 1998 (record date)    1,717,722
Shares Voting on July 21, 1998                       1,203,456 (70%)

                             Votes For       Votes            Abstentions
                                             Against

                             Number          Percent          Number        Percent        Number       Percent

                             of              of Shares        of            of Shares      of           of Shares

                             Shares          Voting           Shares        Voting         Shares       Voting

Elimination or               1,124,135       93.4%            17,213        1.4%           62,108       5.2%
Revision of Certain
Fundamental Investment
Restrictions /1,2/

Amendment to the             1,124,135       93.4%            17,213        1.4%           62,108       5.2%
Fund's Certificate of
Incorporation to
Specify What Approvals
Are Required to
Participate in a
Reorganization /3/

Approval of an               1,124,135       93.4%            17,213        1.4%           62,108       5.2%
Agreement and Plan of
Reorganization /3/

/1/Vote required: the lesser of (i) 67% of the shares present at the meeting if more than 50% of the outstanding shares are present or (ii) more than 50% of the outstanding voting securities

/2/This item included proposals (i) modifying certain investment restrictions;
(ii) reclassifying certain investment restrictions as nonfundamental and (iii) eliminating certain other restrictions. Shareholders could vote for or against, or abstain from, any of the proposals.

/3/Vote required: a majority of the outstanding voting securities

PREPARING FOR THE YEAR 2000 (UNAUDITED)

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - are updating their computer systems to process date-related information properly following the turn of the century. Both are on track to complete modifications of significant internal systems by the end of 1998. Testing with business partners, vendors and other service providers is already under way. We will continue to keep you up to date in our regular publications. If you'd like more detailed information, please call 415/393-7105 or visit our Web site at www.americanfunds.com on the World Wide Web.

ENDOWMENTS

BOARD OF TRUSTEES

ROBERT B. EGELSTON, Los Angeles, California
Chairman of the Board of the Trust
Former Chairman of the Board,
The Capital Group Companies, Inc.
213/486-9444

FRANK L. ELLSWORTH, Ph.D., Los Angeles, California
President and Principal Executive Officer of the Trust
Vice President, Capital Research and Management Company
213/486-9560

STEVEN D. LAVINE, Ph.D., Valencia, California
President, California Institute of the Arts
805/255-1050

Patricia A. McBride, Dallas, Texas
Chief Financial Officer, Kevin L. McBride, D.D.S., Inc.
214/368-0268

GAIL L. NEALE, Burlington, Vermont
President, The Lovejoy Consulting Group, Inc., former Executive Vice President of the Salzburg Seminar;
former Director of Development and of the Capital Campaign, Hampshire College
802/658-5674

CHARLES R. REDMOND, Los Angeles, California
Former Chairman, Pfaffinger Foundation; former President and Chief Executive Officer, Times Mirror Foundation;
former Executive Vice President and Member of the Management Committee, The Times Mirror Company
213/237-3977

THOMAS E. TERRY, Los Angeles, California
Consultant; former Vice President and Secretary,
Capital Research and Management Company
213/486-9410

ROBERT C. ZIEBARTH, Ketchum, Idaho
Management Consultant, Ziebarth Company
208/725-0535

OTHER OFFICERS

ABNER D. GOLDSTINE, Los Angeles, California
Senior Vice President of the Trust
Senior Vice President and Director,
Capital Research and Management Company

ROBERT G. O'DONNELL, San Francisco, California
Senior Vice President of the Trust
Senior Vice President and Director,
Capital Research and Management Company

CLAUDIA P. HUNTINGTON, Los Angeles, California
Vice President of Endowments Growth and Income Portfolio
Senior Vice President,
Capital Research and Management Company

JOHN H. SMET, Los Angeles, California
Vice President of Endowments Bond Portfolio
Vice President, Capital Research and Management Company

LISA G. HATHAWAY, Los Angeles, California
Assistant Vice President of the Trust
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company

PATRICK F. QUAN, San Francisco, California
Secretary of the Trust
Vice President - Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR., Brea, California
Treasurer of the Trust
Vice President - Fund Business Management Group,
Capital Research and Management Company

SUSI M. SILVERMAN, Brea, California
Assistant Treasurer of the Trust
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company

OFFICE OF THE TRUST
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 7650
San Francisco, California 94120-7650

135 South State College Boulevard
Brea, California 92821-5804

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

Independent Auditors
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

This report is for the information of shareholders of Endowments, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies.

For more information about any of the American Funds, please ask your investment professional for a prospectus.

Mary C. Hall retired as Treasurer effective August 14, 1998. She had been an officer since 1986. We thank her for her many contributions.

Litho in USA  TAG/PL/4000-45055
E1998 Endowments
Lit. No. ENDI-BENDI-011-0998 (NLS)